UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported):  September 28, 2007

GS Mortgage Securities Corp.
(as depositor for the GSAA Home Equity Trust 2007-9 formed pursuant to a
Master Servicing and Trust Agreement, relating to the GSAA Home Equity
Trust 2007-9, Asset-Backed Certificates, Series 2007-9)
(Exact name of registrant as specified in its charter)

Delaware	333-139817-18	13-3387389
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

85 Broad Street, New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

(212) 902-1000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b)

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Section 8    Other Events.

Item 8.01.    Other Events.

On September 28, 2007, GS Mortgage Securities Corp. caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of September 1, 2007 (the “Trust Agreement”), among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, The Bank of New York Trust Company, National Association, U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian and Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian of GSAA Home Equity Trust 2007-9, Asset-Backed Certificates, Series 2007-9 (the “Certificates”), issued in sixteen classes. Five classes were issued privately.  The Class A1A, Class A1B, Class A2A, Class A2B, Class A3A, Class A3B, Class A-IO and Class A-PO Certificates (collectively the “Class A Certificates) and the Class B1, Class B2 and Class B3 Certificates (the “Class B Certificates”), with an aggregate scheduled principal balance as of September 1, 2007 of $445,517,302 were sold to Goldman, Sachs & Co., pursuant to an Underwriting Agreement dated as of September 27, 2007, by and between GS Mortgage Securities Corp. and Goldman Sachs & Co.  The Trust Agreement is annexed hereto as Exhibit 99.1.

On September 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of September 28, 2007, among Avelo Mortgage, L.L.C., GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The Avelo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.2.

On September 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Avelo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of September 28, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Citibank, N.A. and Wells Fargo Bank, National Association.  The Avelo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.3.

On September 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “PHH Step 1 Assignment, Assumption and Recognition Agreement”) dated as of September 28, 2007, among PHH Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The PHH Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.4.

On September 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “PHH Step 2 Assignment, Assumption and Recognition Agreement”) dated as of September 28, 2007, among GS Mortgage Securities Corp., PHH Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust, Citibank, N.A. and Wells Fargo Bank, National Association.  The PHH Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.5.

On September 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement”) dated as of September 28, 2007, among Wells Fargo Bank, National Association, GS Mortgage Securities Corp. and Goldman Sachs Mortgage Company.  The Wells Fargo Step 1 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.6.

On September 28, 2007, GS Mortgage Securities Corp. entered into an Assignment, Assumption and Recognition Agreement (the “Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement”) dated as of September 28, 2007, among GS Mortgage Securities Corp., Wells Fargo Bank, National Association, Citibank, N.A. and Wells Fargo Bank, National Association.  The Wells Fargo Step 2 Assignment, Assumption and Recognition Agreement is annexed hereto as Exhibit 99.7.

Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

Section 9    Financial Statements and Exhibits.

Item 9.01    Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Exhibits:

Exhibit 99.1
Master Servicing and Trust Agreement, dated as of September 1, 2007, among   GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, Deutsche Bank National Trust Company, U.S. Bank National Association and The Bank of New York Trust Company, National Association, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.

Exhibit 99.2	Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.

Exhibit 99.3	Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Citibank, N.A. and Wells Fargo Bank, National Association.

Exhibit 99.4
Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp., PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust.

Exhibit 99.5
Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among GS Mortgage Securities Corp., PHH Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust, Citibank, N.A. and Wells Fargo Bank, National Association.

Exhibit 99.6	Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.

Exhibit 99.7
Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Citibank, N.A. and Wells Fargo Bank, National Association.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:   October 19, 2007

GS MORTGAGE SECURITIES CORP. By: /s/ Michelle Gill Name: Michelle Gill Title: Vice President

Exhibit Index

Exhibit Index Item 601(a) of Regulation S-K	Description	Paper (P) or Electronic (E)
99.1
Master Servicing and Trust Agreement, dated as of September 1, 2007, among GS Mortgage Securities Corp., as depositor, Citibank, N.A., as trustee, The Bank of New York Trust Company, National Association, U.S. Bank National Association and Deutsche Bank National Trust Company, each as a custodian and Wells Fargo Bank, National Association as Master Servicer, securities administrator and as a custodian.
E
99.2	Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Avelo Mortgage, L.L.C.	E
99.3	Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among GS Mortgage Securities Corp., Avelo Mortgage, L.L.C., Citibank, N.A. and Wells Fargo Bank, National Association.	E
99.4
Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp., PHH Mortgage Corporation and Bishop’s Gate Residential Mortgage Trust.
E
99.5
Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among GS Mortgage Securities Corp., PHH Mortgage Corporation, Bishop’s Gate Residential Mortgage Trust, Citibank, N.A. and Wells Fargo Bank, National Association.
E
99.6	Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among Goldman Sachs Mortgage Company, GS Mortgage Securities Corp. and Wells Fargo Bank, National Association.	E
99.7
Assignment, Assumption and Recognition Agreement, dated as of September 28, 2007, among GS Mortgage Securities Corp, Wells Fargo Bank, National Association, Citibank, N.A. and Wells Fargo Bank, National Association.
E